Segment Information	12 Months Ended
Mar. 31, 2025
Segment Information [Abstract]
Segment Information

12. Segment Information

The Company operates and manages its business as one reportable and operating segment. The Company is an established technology-driven facilities services provider in the public and private sectors operating mainly in Singapore. The Company generates revenue primarily from services, which include services for general cleaning and maintenance of public and private facilities; cleaning of kitchen facilities of healthcare facilities, hotels and restaurants and the supply of ad hoc customer; and cleaning services to offices. The measure of segment assets is reported on the balance sheet as total assets.

The Company’s CODM reviews financial information presented on a consolidated basis and decides how to allocate resources based on net income (loss).  Consolidated net income (loss) is used for evaluating financial performance and in establishing management’s compensation.

Significant segment expenses include employee benefit expense, subcontractor charges, depreciation, and sales and marketing expenses.  Operating expenses include all remaining costs necessary to operate our business, which primarily include external professional services and other administrative expenses.  The following table presents the significant segment expenses and other segment items regularly reviewed by our CODM:

	Years ended March 31,
	2025	2024
Revenue	$74,349	$72,524
Employee benefit expense, net of government subsidies	(56,498)	(57,799)
Other direct cost to revenue	(8,318)	(8,757)
Sales and marketing expenses	(2,007)	(2,231)
Consulting and professional fees	(2,319)	(1,923)
Goodwill impairment	(291)	-
Share based compensation	(1,768)	-
Other cost and expenses, net	(4,885)	(5,741)
Other operating (expense) income, net	(27)	211
Income tax (expense) benefit	(456)	493
Net Loss	$(2,220)	$(3,223)